EXHIBIT 99.1

Zomedica Announces Acquisition of TRUFORMA Platform Developer Qorvo Biotech LLC, Accelerating Timeline to Gain Control of Manufacturing and Research & Development

ANN ARBOR, MI / ACCESSWIRE / October 5, 2023 / Zomedica Corp. (NYSE American:ZOM) (“Zomedica” or the “Company”), a veterinary health company offering diagnostic and therapeutic devices for companion animals, today announced the acquisition of Qorvo Biotechnologies LLC (QBT), creators of the OmniaTM and TRUFORMA® point of care diagnostic platforms.

Qorvo Biotechnologies, a wholly owned subsidiary of Qorvo US, Inc., focused on the development of point-of-care (POC) diagnostics solutions leveraging Qorvo’s innovative Bulk Acoustic Wave (BAW) sensor technology. QBT developed the Omnia point of care diagnostic platform designed to perform assays for human patients and received FDA Emergency Use Authorization for its SARS-CoV-2 antigen tests. Utilizing the same BAW technology, QBT also developed the TRUFORMA point of care diagnostic platform to perform assays for companion animals which has been marketed under license by Zomedica Corp. and its wholly owned subsidiary, Zomedica Inc.

“With this acquisition, we fully acquire QBT, which has been developing and manufacturing our TRUFORMA platform, including the instrument, software and several important veterinary diagnostic assays,” commented Larry Heaton, Chief Executive Officer of Zomedica. “A primary focus with this acquisition will be on capturing margin improvements by assuming QBT’s manufacturing systems, instead of building out our own manufacturing processes; as well as accelerating assay development for the TRUFORMA platform. This acquisition will also allow us to avoid future operating and capital expenses incurred by building R&D and manufacturing staff internally, as well as eliminating remaining payments, including license fees, transition fees and future royalties, that would be due to QBT under the previous agreement.

“While this acquisition includes both the human and veterinary health components of QBT’s business, our focus at Zomedica will continue to be within the veterinary space.  As such, we will be considering various strategic options for capturing value for the human health part of the acquired business.

“We’re particularly pleased with the timing of this acquisition as we have just launched our equine eACTH assay and are looking forward to launching additional assays for common non-infectious GI conditions such as vomiting and diarrhea, both of which we expect to accelerate growth of the TRUFORMA product line.”

The Omnia and TRUFORMA diagnostic platforms utilize Qorvo, Inc.’s proprietary BAW sensor technology that provides highly precise and sensitive measurements at the point of care. In conjunction with the acquisition, the Company also updated its ongoing long-term supply agreement with Qorvo, Inc., for the ongoing purchase of these unique sensors.

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Tony Blair, the Company’s Chief Operating Officer commented, “With this acquisition, we will not need to hire and train new workers, nor will we need to install new manufacturing equipment in our Roswell facility. Instead, we will assume QBT’s Plymouth, MN based manufacturing line along with the very experienced staff that have been in place for several years. This will allow us to gain cost improvements now that will drive margin expansion over the coming years.”

Currently, TRUFORMA systems provide accurate, rapid, and reliable diagnostic results to veterinarians to assist in diagnosis and treatment of complex thyroid and adrenal conditions. It features the only assays available at the point of care for feline-optimized TSH, Free-T4 (fT4), and canine and equine endogenous ACTH (eACTH), all providing reference lab quality with point of care convenience.

“Zomedica has enjoyed its partnership with QBT, developers of the TRUFORMA point of care diagnostic platform for animal health, which we launched in March 2021,” stated Ashley Wood, PhD, Vice President of Research & Development at Zomedica. ”We continue to be extremely impressed with this best-in-class technology and its ability to provide diagnostic results not otherwise available at the point of care, and we are excited about future assay development opportunities.”

For more information on Zomedica please visit www.zomedica.com.

About Zomedica

Based in Ann Arbor, Michigan, Zomedica (NYSE American: ZOM) is a veterinary health company creating products for companion animals by focusing on the unmet needs of clinical veterinarians. Zomedica’s product portfolio will include innovative diagnostics and medical devices that emphasize patient health and practice health. It is Zomedica’s mission to provide veterinarians the opportunity to increase productivity and grow revenue while better serving the animals in their care. For more information, visit www.ZOMEDICA.com.

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Cautionary Statement Regarding Forward-Looking Statements - Safe Harbor

Except for statements of historical fact, this news release contains certain “forward-looking information” or “forward-looking statements” (collectively, “forward-looking information”) within the meaning of applicable securities law. Forward-looking information is frequently characterized by words such as “plan”, “expect”, “project”, “intend”, “believe”, “anticipate”, “estimate” and other similar words, or statements that certain events or conditions “may” or “will” occur and include statements relating to our expectations regarding future results. Although we believe that the expectations reflected in the forward-looking information are reasonable, there can be no assurance that such expectations will prove to be correct. We cannot guarantee future results, performance, or achievements. Consequently, there is no representation that the actual results achieved will be the same, in whole or in part, as those set out in the forward-looking information.

Forward-looking information is based on the opinions and estimates of management at the date the statements are made, including assumptions with respect to economic growth, demand for the Company’s products, the Company’s ability to produce and sell its products, sufficiency of our budgeted capital and operating expenditures, the satisfaction by our strategic partners of their obligations under our commercial agreements, our ability to realize upon our business plans and cost control efforts and the impact of COVID-19 on our business, results and financial condition.

Our forward-looking information is subject to a variety of risks and uncertainties and other factors that could cause actual events or results to differ materially from those anticipated in the forward-looking information. Some of the risks and other factors that could cause the results to differ materially from those expressed in the forward-looking information include, but are not limited to: uncertainty as to the timing and expense of integration, veterinary acceptance of our products including the TRUFORMA® eACTH product; costs associated with manufacturing our products; the application of generally accepted accounting principles, which are highly complex and involve many subjective assumptions, estimates, and judgments, uncertainty as to whether our strategies and business plans will yield the expected benefits; uncertainty as to the timing and results of development work and verification and validation studies; uncertainty as to the timing and results of commercialization efforts, as well as the cost of commercialization efforts, including the cost to develop an internal sales force and manage our growth; uncertainty as to our ability to supply products in response to customer demand; uncertainty as to the likelihood and timing of any required regulatory approvals, and the availability and cost of capital; the ability to identify and develop and achieve commercial success for new products and technologies; competition from related products; the level of expenditures necessary to maintain and improve the quality of products and services; changes in technology and changes in laws and regulations; our ability to secure and maintain strategic relationships; performance by our strategic partners of their obligations under our commercial agreements, including product manufacturing obligations; risks pertaining to permits and licensing, intellectual property infringement risks, risks relating to any required clinical trials and regulatory approvals, risks relating to the safety and efficacy of our products, the use of our products, intellectual property protection, risks related to the COVID-19 pandemic and its impact upon our business operations generally, including our ability to develop and commercialize our products, and the other risk factors disclosed in our filings with the SEC and under our profile on SEDAR at www.sedar.com. Readers are cautioned that this list of risk factors should not be construed as exhaustive.

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The forward-looking information contained in this news release is expressly qualified by this cautionary statement. We undertake no duty to update any of the forward-looking information to conform such information to actual results or to changes in our expectations except as otherwise required by applicable securities legislation. Readers are cautioned not to place undue reliance on forward-looking information.

Contact:

Dave Gentry

RedChip Companies Inc.

1-800-RED-CHIP (733-2447)

Or 407-491-4498

ZOM@redchip.com

SOURCE: Zomedica Corp.

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